Exhibit 99.1

COMPUTATIONAL MATERIALS FOR TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES, SERIES 2005-10HE

ABS New Transaction

Computational Materials

$[263,580,000] (approximate)

Offered Certificates

Terwin Mortgage Trust

Asset-Backed Certificates, Series TMTS 2005-10HE

Specialized Loan Servicing, LLC

Servicer

JPMorgan Chase Bank, National Association

Servicing Administrator, Backup Servicer and Securities Administrator

U.S. Bank National Association

Trustee

May [5], 2005

COMPUTATIONAL MATERIALS FOR TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES, SERIES 2005-10HE

The attached tables and other statistical analyses (the “Computational Materials”) are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material, except to the extent provided in the following paragraph.

The information contained herein with respect to the subordination levels and class sizes of the Certificates is subject to change at any time prior to the Closing Date, which is expected to be on or about July [28], 2005. The Prospectus will describe the material characteristics of the Certificates, including class sizes and subordination levels. All such information included herein is preliminary only, subject to revision, and expressly qualified in its entirety by the information appearing in the Prospectus. The class sizes and subordination levels shown herein reflect preliminary rating agency feedback based on currently-available information. They are subject to change to account for changes in interest rates and other factors which may occur prior to the Closing Date. It is not anticipated that the other transaction characteristics disclosed in the Prospectus will differ materially from those shown herein. Please refer to the Prospectus for a description of the Certificates and the Mortgage Loans as ultimately constituted.

Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative or other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions or other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

SCENARIO					1	2	3	4	5	6	7	8
Speed				Pricing	50% pricing	100% pricing	150% pricing	35% CPR	50% pricing	100% pricing	150% pricing	35% CPR
Rates					Forward	Forward	Forward	Forward	Forward+200	Forward+200	Forward+200	Forward+200
Triggers					Fail	Fail	Fail	Fail	Fail	Fail	Fail	Fail
Cleanup Call					To Maturity	To Maturity	To Maturity	To Maturity	To Maturity	To Maturity	To Maturity	To Maturity
Default P&I Advance					100% Advance	100% Advance	100% Advance	100% Advance	100% Advance	100% Advance	100% Advance	100% Advance
Default Severity					50%	50%	50%	50%	50%	50%	50%	50%
Default Recovery Lag				Months	6 months	6 months	6 months	6 months	6 months	6 months	6 months	6 months
Default Balance					Current Balance	Current Balance	Current Balance	Current Balance	Current Balance	Current Balance	Current Balance	Current Balance
CPR = CDR + CRR				Capped at prepay
CPR = CRR				PSA standard	CPR = CRR	CPR = CRR	CPR = CRR	CPR = CRR	CPR = CRR	CPR = CRR	CPR = CRR	CPR = CRR
Class	S/M SP/Moodys	Initial Bond Size	Sub- ordination
A	AAA/Aaa	76.15	23.85	CDR CummLosses
M1	AA+ /Aa1	3.70	20.15	CDR CummLosses
M2	AA / Aa2	3.40	16.75	CDR CummLosses
M3	AA / Aa3	2.05	14.70	CDR CummLosses
M4	AA-/ A1	1.80	12.90	CDR CummLosses
M5	A+ / A2	1.60	11.30	CDR CummLosses
M6	A / A3	1.50	9.80	CDR CummLosses
B1	A- / Baa1	1.40	8.40	CDR CummLosses
B2	BBB+ /Baa2	1.20	7.20	CDR CummLosses
B3	BBB / Baa3	1.10	6.10	CDR CummLosses	7.915 15.96%	9.067 10.70%	10.602 8.60%	7.679 19.30%	5.720 12.52%	6.601 8.15%	8.163 6.79%	5.655 15.66%
B4	BBB- /Ba1	0.60	5.50	CDR CummLosses	7.481 15.32%	8.438 10.07%	9.749 7.98%	7.297 18.65%	5.361 11.90%	6.039 7.54%	7.370 6.18%	5.347 15.03%
B5	BBB- /Ba2	1.00	4.50	CDR CummLosses	6.817 14.29%	7.437 9.04%	8.377 6.95%	6.726 17.64%	4.794 10.87%	5.129 6.51%	6.085 5.17%	4.908 14.10%
B6	BB+ / NR	1.65	2.85	CDR CummLosses
B7	BB / NR	1.00	1.85	CDR CummLosses

OC		1.85	—		—	—	—	—	—	—	—	—

Period	Date	AFCap @ Libor =Fwd	AFCap @ Libor =Fwd+200
0	07/28/2005
1	08/25/2005	7.332	7.332
2	09/25/2005	6.625	6.626
3	10/25/2005	6.848	6.850
4	11/25/2005	6.648	6.653
5	12/25/2005	6.876	6.890
6	01/25/2006	6.657	6.671
7	02/25/2006	6.661	6.674
8	03/25/2006	7.379	7.394
9	04/25/2006	6.669	6.683
10	05/25/2006	6.902	6.930
11	06/25/2006	6.685	6.712
12	07/25/2006	6.913	6.941
13	08/25/2006	6.695	6.722
14	09/25/2006	6.701	6.728
15	10/25/2006	6.930	6.958
16	11/25/2006	6.715	6.743
17	12/25/2006	6.946	6.975
18	01/25/2007	6.728	6.756
19	02/25/2007	6.734	6.762
20	03/25/2007	7.468	7.500
21	04/25/2007	7.746	7.775
22	05/25/2007	8.322	8.462
23	06/25/2007	8.071	8.208
24	07/25/2007	8.346	8.486
25	08/25/2007	8.080	8.216
26	09/25/2007	8.088	8.223
27	10/25/2007	8.630	8.960
28	11/25/2007	8.368	8.832
29	12/25/2007	8.656	9.137
30	01/25/2008	8.385	8.850
21	02/25/2008	8.393	8.858
32	03/25/2008	8.982	9.478
33	04/25/2008	8.758	9.501
34	05/25/2008	9.106	9.986
35	06/25/2008	8.831	9.685
36	07/25/2008	9.136	10.017
37	08/25/2008	8.852	9.703
38	09/25/2008	8.665	9.496
39	10/25/2008	9.048	10.140
40	11/25/2008	8.768	9.824
41	12/25/2008	9.058	10.147
42	01/25/2009	8.759	9.809
43	02/25/2009	8.753	9.798
44	03/25/2009	9.683	10.836
45	04/25/2009	8.760	9.991
46	05/25/2009	9.052	10.320
47	06/25/2009	8.754	9.980
48	07/25/2009	9.038	10.301
49	08/25/2009	8.740	9.957
50	09/25/2009	8.733	9.945
51	10/25/2009	9.055	10.311
52	11/25/2009	8.772	9.982
53	12/25/2009	9.057	10.305
54	01/25/2010	8.758	9.961
55	02/25/2010	8.751	9.949
56	03/25/2010	9.680	11.001
57	04/25/2010	8.762	9.950
58	05/25/2010	9.082	10.338
59	06/25/2010	8.788	9.999
60	07/25/2010	9.073	10.319
61	08/25/2010	8.772	9.973
62	09/25/2010	8.765	9.961
63	10/25/2010	9.086	10.305
64	11/25/2010	8.801	9.979
65	12/25/2010	9.098	10.309
66	01/25/2011	8.808	9.976
67	02/25/2011	8.811	9.976
68	03/25/2011	9.760	11.046
69	04/25/2011	8.836	9.990
70	05/25/2011	9.141	10.331
71	06/25/2011	8.852	10.002
72	07/25/2011	9.153	10.337
73	08/25/2011	8.863	10.006
74	09/25/2011	0.000	0.000
75	10/25/2011	0.000	0.000
76	11/25/2011	0.000	0.000
77	12/25/2011	0.000	0.000
78	01/25/2012	0.000	0.000

	Scenario 1	Scenario 2	Scenario 3	Scenario 4
Prepay	100%	150%	100%	150%
Rates	fwd	fwd	fwd+200	fwd+200
CDR	4%	4%	4%	4%
Severity	50%	50%	50%	50%
Rev Lag	6	6	6	6
Trigger	Fail	Fail	Fail	Fail

	Exc Sprd	Exc Sprd	Exc Sprd	Exc Sprd
Avg yr1	262	261	90	89
Avg yr2	241	230	50	42
Avg yr3	331	284	157	103
Avg yr4	345	268	199	99
Avg yr5	330	NA	170	NA

1	344	344	344	344
2	277	277	87	87
3	288	288	98	98
4	256	256	68	68
5	268	268	80	80
6	241	240	54	54
7	237	236	50	50
8	300	299	111	110
9	228	226	41	41
10	245	243	58	57
11	220	218	34	33
12	237	234	49	48
13	212	208	26	24
14	208	203	22	20
15	225	219	35	32
16	200	193	14	11
17	217	210	27	24
18	194	187	9	7
19	190	183	6	4
20	250	240	54	49
21	264	251	66	57
22	318	300	121	105
23	294	271	98	79
24	321	294	122	95
25	294	263	97	69
26	294	260	97	66
27	345	308	157	115
28	315	275	142	98
29	340	297	164	115
30	309	264	135	87
31	307	259	131	82
32	362	313	180	121
33	336	280	178	112
34	368	310	214	139
35	337	276	185	111
36	364	301	208	126
37	331	266	177	98
38	328	260	173	91
39	365	294	222	123
40	333	259	192	95
41	360	284	214	108
42	327	247	183	80
43	324	***	179	***
44	421	***	265	***
45	323	***	189	***
46	353	***	212	***
47	321	***	183	***
48	351	***	205	***
49	318	***	175	***
50	315	***	170	***
51	348	***	194	***
52	315	***	165	***
53	343	***	185	***
54	309	***	155	***
55	306	***	150	***
56	407	***	232	***
57	306	***	143	***
58	341	***	168	***
59	308	***	141	***
60	340	***	159	***
61	305	***	131	***
62	303	***	126	***
63	339	***	145	***
64	304	***	118	***
65	336	***	135	***
66	300	***	108	***
67	298	***	103	***
68	***	***	***	***